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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-_____) pertaining to the eDiets.com, Inc. Stock Option Plan of our report dated February 1, 2002, with respect to the consolidated financial statements of eDiets.com, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                    /S/ERNST & YOUNG LLP

West Palm Beach, Florida

June 5, 2002